UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2016

Bionik Laboratories Corp.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-54717	27-1340346
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

483 Bay Street, N105 Toronto, ON	M5G 2C9
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 640-7887

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 26, 2016, Bionik Laboratories Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report, among other things, that the Company had acquired Interactive Motion Technologies, Inc., a Massachusetts corporation (“IMT”), which became a wholly owned subsidiary of the Company (the “IMT Acquisition”).

This Current Report on Form 8-K/A amends the Original 8-K to provide the financial statements and pro forma financial information described under Item 9.01 below. The Company is also updating the Original 8-K to disclose the number of shares of its common stock issued to date with respect to the IMT Acquisition. Except as otherwise provided herein, this Current Report on Form 8-K/A does not amend or restate the Original 8-K, nor does it modify or update any of the information made in the Original 8-K.

Item 3.02	Unregistered Sales of Equity Securities

On July 1, 2016, the Company issued an aggregate of 12,339,843 shares of its common stock, par value $0.001 per share (the “Common Stock”), including 3,809,601 shares held in escrow to satisfy future indemnification obligations, if any, to the former shareholders of IMT who had as of such date submitted transmittal documentation to the Company to receive such shares. Such issued shares are a portion of the 23,650,000 total shares of Common Stock issuable as merger consideration to the former holders of IMT capital stock. The Company expects to issue the remaining shares during the fiscal quarter ending September 30, 2016.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited financial statements of IMT as of and for the fiscal years ended December 31, 2015 and 2014, including the notes thereto, are included as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited condensed interim financial statements of IMT as of and for the quarterly periods ended March 31, 2016 and 2015, including the notes thereto, are included as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma combined financial information with respect to the Company’s acquisition of IMT is included as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d)	Exhibits

The following documents are filed herewith as exhibits to this report:

Exhibit Number	Description of Exhibit

99.1	Audited financial statements of IMT as of and for the years ended December 31, 2015 and 2014, including the notes thereto

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99.2	Unaudited condensed interim financial statements of IMT as of and for the quarterly periods ended March 31, 2016 and 2015, including the notes thereto

99.3	Unaudited pro forma combined financial information with respect to the Company’s acquisition of IMT

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 6, 2016

BIONIK LABORATORIES CORP.

By:	/s/ Leslie Markow
Name:	Leslie Markow
Title:	Chief Financial Officer

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